UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2006

ANSYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Technology Drive, Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 5, 2006, ANSYS, Inc. (“ANSYS”) filed a Form 8-K under Item 2.01 thereto to report the completion of its acquisition of Fluent Inc. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, ANSYS stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. On July 14, 2006, ANSYS filed a Current Report on Form 8-K/A to amend its Form 8-K filed on May 5, 2006 with the Securities and Exchange Commission, solely in order to provide the required financial information (the “Form 8-K/A”). ANSYS is filing this amendment to the Form 8-K/A in order to revise and clarify certain information provided therein as follows:

(1)	Revise the Report of Independent Auditors included in Exhibit 99.1 to the Form 8-K/A in the form attached hereto as Exhibit 99.1 to reflect a manual signature on the audit opinion of Ernst & Young for Fluent Inc. and to include the city and state where issued.

(2)	Amend the unaudited pro forma condensed combined financial statements included in Exhibit 99.2 to the Form 8-K/A for the following:

i.	Revise the estimate of in-process research and development expenditures from $31.9 million to $28.1 million.

ii.	Clarify the treatment of approximately $14.9 million in deferred tax assets related to net operating loss carryforwards associated with Aavid Thermal Technologies, Inc.

iii.	Revise the estimate of deferred tax liabilities associated with acquired intangibles to exclude the trade name, which is not amortized or tax-deductible.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of Fluent Inc. as of December 31, 2005 and 2004 and the related consolidated statements of income, statements of cash flows and statements of stockholders’ equity for each of the three years in the period ended December 31, 2005 and the notes to the consolidated financial statements together with the Report of Independent Auditors thereon of Ernst & Young LLP as well as the unaudited consolidated balance sheet of Fluent Inc. as of March 31, 2006 and the related unaudited consolidated statements of income and statements of cash flows for each of the three months in the period ended March 31, 2006 and March 31, 2005 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The amended unaudited pro forma condensed combined balance sheet of ANSYS, Inc. as of March 31, 2006 and the unaudited condensed combined statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits

Exhibit Number		Description
23.1		Consent of Ernst & Young LLP for ANSYS, Inc. (previously filed as Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on July 14, 2006).

99.1	*	Audited consolidated balance sheets of Fluent Inc. as of December 31, 2005 and 2004 and the related consolidated statements of income, statements of cash flows and statements of stockholders’ equity for each of the three years in the period ended December 31, 2005 and the notes to the consolidated financial statements together with the Report of Independent Auditors thereon of Ernst & Young LLP as well as the unaudited consolidated balance sheet of Fluent Inc. as of March 31, 2006 and the related unaudited consolidated statements of income and statements of cash flows for each of the three months in the period ended March 31, 2006 and March 31, 2005.

99.2	*	Amended unaudited pro forma condensed combined balance sheet of ANSYS, Inc. as of March 31, 2006 and the unaudited condensed combined statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, Inc.

Date: August 17, 2006	By:	/s/ Maria T. Shields
Maria T. Shields — Chief Financial Officer, VP of Finance and Administration

(Ms. Shields is the Principal Financial and Accounting Officer and has been duly authorized to sign on behalf of the Registrant)

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP for ANSYS, Inc. (previously filed as Exhibit 23.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on July 14, 2006).

99.1*	Audited consolidated balance sheets of Fluent Inc. as of December 31, 2005 and 2004 and the related consolidated statements of income, statements of cash flows and statements of stockholders’ equity for each of the three years in the period ended December 31, 2005 and the notes to the consolidated financial statements together with the Report of Independent Auditors thereon of Ernst & Young LLP as well as the unaudited consolidated balance sheet of Fluent Inc. as of March 31, 2006 and the related unaudited consolidated statements of income and statements of cash flows for each of the three months in the period ended March 31, 2006 and March 31, 2005.

99.2*	Amended unaudited pro forma condensed combined balance sheet of ANSYS, Inc. as of March 31, 2006 and the unaudited condensed combined statements of operations for the three months ended March 31, 2006 and for the year ended December 31, 2005.

*	Filed herewith